UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 2015

                       ENVISION SOLAR INTERNATIONAL, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                    000-53204                   26-1342810
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(State or other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                    Identification No.)

                  9270 TRADE PLACE, SAN DIEGO, CALIFORNIA 92126
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 799-4583



         -------------------------------------------------------------
          (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT
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ITEM 5.02.     DEPARTURE  OF  DIRECTORS  AND  CERTAIN   OFFICERS;   ELECTION  OF
               DIRECTORS;   APPOINTMENT   OF  CERTAIN   OFFICERS;   COMPENSATORY
               ARRANGEMENTS OF CERTAIN OFFICERS

         Mr. Paul Feller resigned as a director of Envision Solar International, Inc., a Nevada corporation (the "Company"), effective on April 30, 2015, and the Company accepted Mr. Feller's resignation. Mr. Feller resigned for the reasons stated in his letter, dated April 30, 2015, which are his view that the Company has a material weakness in its financial procedures and the lack of frequency of meetings of the Company's Board of Directors. While the Company is endeavoring to strengthen its internal controls over financial reporting as disclosed in its recent annual report on Form 10-K and form an audit committee to eliminate the material weakness, the Company nevertheless believes that its financial reporting is accurate. During his tenure on the Board, Mr. Feller did not at any time object to or disagree with the Company's financial statements, and signed the Company's recently filed annual report on Form 10-K. A copy of Mr. Feller's resignation letter is attached to this Report as Exhibit 99.1.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
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         (d) Exhibits

             99.1     Resignation Notice from Paul Feller, dated April 30, 2015.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ENVISION SOLAR INTERNATIONAL, INC.



Date: May 5, 2015             By: /s/ Desmond Wheatley
                              -------------------------------------------------
                              Desmond Wheatley, Chief Executive Officer








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